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                                                                     EXHIBIT 4.1


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
COMMON STOCK                                                                                                            COMMON STOCK

  (NUMBER)                                                                                                                (SHARES)

                                                     [ALON USA ENERGY, INC. LOGO]
                                                        ALON USA ENERGY, INC.

THIS CERTIFICATE IS TRANSFERABLE IN                                                              SEE REVERSE FOR CERTAIN DEFINITIONS
NEW YORK, NY OR RIDGEFIELD PARK, NJ     INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE                  CUSIP TO COME

         This Certifies that




         is the record holder of

                       FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, $0.01 PAR VALUE PER SHARE, OF
                                                        ALON USA ENERGY,INC.
         transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
            WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.
            Dated:

                                                        ALON USA ENERGY, INC.
                     /s/ H. R. DEAN                  CORPORATE SEAL 2000 DELAWARE               /s/ DAVID WIESSMAN
                         SECRETARY                                                                  CHAIRMAN

                                                                          COUNTERSIGNED AND REGISTERED:
                                                                                        MELLON INVESTOR SERVICES LLC
                                                                                                        TRANSFER AGENT AND REGISTRAR

                                                                          BY



                                                                                                                AUTHORIZED SIGNATURE
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         The Corporation shall furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock of the
Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made in writing to the Corporation's Secretary at the principal office of the
Corporation.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


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
TEN COM     -- as tenants in common                                       UNIF GIFT MIN ACT--_______________Custodian_______________
TEN ENT     -- as tenants by the entireties                                                     (Cust)                  (Minor)
JT TEN      -- as joint tenants with right of                                                under Uniform Gifts to Minors
               survivorship and not as tenants                                               Act____________________________________
               in common                                                                                     (State)

                                                                          UNIF TRF MIN ACT--_______________Custodian (until age____)
                                                                                                (Cust)
                                                                                            _______________under Uniform Transfers
                                                                                                (Minor)
                                                                                            to Minors Act___________________________
                                                                                                             (State)

                               Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED,____________________________hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
______________________________________

______________________________________


____________________________________________________________________________________________________________________________________
                            (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

______________________________________________________________________________________________________________________________Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

____________________________________________________________________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated_________________________________


                                                X __________________________________________________________________________________

                                                X __________________________________________________________________________________

                                                NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS
                                                        WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT
                                                        ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed


By______________________________________________________________________________

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.
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